Exhibit 10.4 CHARGEPOINT HOLDINGS, INC. 2021 EQUITY INCENTIVE PLAN NOTICE OF PERFORMANCE RESTRICTED STOCK UNIT AWARD You have been granted Restricted Stock Units (“RSUs”), each representing the right to receive one share of the Common Stock of ChargePoint Holdings, Inc. (the “Company”) on the following terms and conditions: Name of Recipient: %%FIRST_NAME_LAST_NAME%-% Total Number of RSUs Granted: %%TOTAL_SHARES_GRANTED,'999,999,999'%-% Date of Grant: %%OPTION_DATE,'Month DD, YYYY'%-% Vesting Schedule: The RSUs subject to this award will vest as provided on Exhibit A. You and the Company agree that these RSUs are granted under and governed by the terms and conditions of the Company’s 2021 Equity Incentive Plan (the “Plan”) and the Performance Restricted Stock Unit Agreement (including, if applicable, the Appendix for Non-U.S. Participants), both of which are attached to, and made a part of, this document. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Plan. The Company may, in its sole discretion, decide to deliver any documents related to RSUs awarded under the Plan, future RSUs that may be awarded under the Plan (if any) and all documents that the Company is required to deliver to security holders (including annual reports and proxy statements) by email or other electronic means (including posting them on a website maintained by the Company or a third party under contract with the Company). You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company. You acknowledge that you may incur costs in connection with any such delivery by means of electronic transmission, including the cost of accessing the Internet and printing fees, and that an interruption of Internet access may interfere with your ability to access the documents. You further agree to comply with the Company’s Insider Trading Policy when selling shares of the Company’s Common Stock. YOU MUST EXPRESSLY ACCEPT THE TERMS AND CONDITIONS OF THIS RSU AWARD BY ELECTRONICALLY ACCEPTING THIS AWARD (IN THE MANNER INSTRUCTED BY THE COMPANY) ON OR BEFORE THE EARLIER OF (1) THE DATE THAT IS 90 DAYS AFTER THE DATE OF GRANT SET FORTH ABOVE OR (2) THE FIRST DATE ANY OF THESE RSUs WOULD VEST IN ACCORDANCE WITH THE VESTING SCHEDULE SET FORTH ABOVE. IF YOU DO NOT ACCEPT THIS AWARD BY SUCH DEADLINE, THIS RSU AWARD WILL AUTOMATICALLY TERMINATE AND BE CANCELLED AND YOU WILL HAVE NO RIGHTS TO THIS RSU AWARD. GDSVF&H\8086954.2 Exhibit A Exhibit 10.4 Vesting Schedule Applicable To RSUs General Except as otherwise set forth in this Exhibit A, vesting of the RSUs subject to this award is dependent on the satisfaction of both the performance-based conditions and the service-based conditions set forth below, both of which must be satisfied in order for the RSUs to vest. An RSU will be considered “vested” when both the performance-based conditions and the service-based conditions applicable to the RSU have been satisfied. Capitalized terms not otherwise defined on this Exhibit A shall have the meanings set forth in the Notice of Performance Restricted Stock Unit Award (the “Notice”) to which this Exhibit A is attached or in the Plan. Performance-Based Conditions The performance-based conditions applicable to the RSUs will be satisfied if the closing price of the Company’s Common Stock is greater than or equal to $17.00 per share for at least 20 consecutive trading days at any time during the period beginning on the Date of Grant and ending on the Expiration Date (the “Performance Period”). *Stock price appreciation target is subject to adjustment in manner set forth in Section 9.1 of the Plan in the event of a stock split, stock dividend or other event described therein. **The performance-based conditions will not be deemed satisfied unless and until the Compensation & Organizational Development Committee certifies in writing that the stock price appreciation target has been achieved. Minutes of a Compensation Committee meeting or an action by written consent with resolutions approving achievement constitute written certification. The performance-based conditions may also be satisfied as provided in the section entitled “Change in Control” below. Service-Based Conditions The service-based conditions applicable to 1/4th of the total number of RSUs subject to this award will be satisfied if you remain in continuous service as an Employee or Consultant (“Service”) from the Date of Grant set forth in the Notice until the RSU vesting date falling in the quarter of the anniversary of the Vest Commencement Date, and 1/16th of the award will vest quarterly thereafter on each RSU Vesting Date (as defined below) or, if later, until the first RSU Vesting Date after satisfaction of the performance-based conditions applicable to the RSUs; provided, however, that if your continuous Service terminates due to your death or termination by the Company due to your total and permanent disability after the satisfaction of the performance-based conditions applicable to the RSUs, then the RSUs shall be 100% vested as of the date of such termination of Service. “RSU Vesting Date” means each March 20, June 20, September 20 and December 20. For all purposes under this Agreement, “total and permanent disability” means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year. Exhibit 10.4 Change in Control In the event of a Change in Control (as defined in the Plan, but excluding Section 14.7(d)) prior the Expiration Date: • The Performance Period will end and, to the extent not previously satisfied, the performance-based conditions will be assessed using the closing price of the Company’s Common Stock three trading days prior to closing of the Change in Control (the “Change in Control Price”). Any RSUs for which the performance-based conditions have not been satisfied will be automatically forfeited (and will not be subject to acceleration pursuant to the Plan, your Severance and Change in Control Agreement with the Company or otherwise) and cancelled immediately prior to, but contingent upon, closing of the Change in Control; and • The service-based conditions applicable to the RSUs will be satisfied immediately prior to, but contingent upon, closing of the Change in Control, subject to your continuous Service through such time. By way of example, if the Company is subject to a Change in Control prior to satisfying the performance-based conditions and the Change in Control Price is $17 or higher, the performance- based conditions will be satisfied with respect to all of the RSUs subject to this award and the service-based conditions applicable to the RSUs will be satisfied immediately prior to, but contingent upon closing of the Change in Control subject to your continuous Service through such time. Alternatively, if the Change in Control Price is less than $17 per share, all of RSUs subject to this award will be forfeited. Exhibit 10.4 CHARGEPOINT HOLDINGS, INC. 2021 EQUITY INCENTIVE PLAN PERFORMANCE RESTRICTED STOCK UNIT AGREEMENT Grant of RSUs Subject to all of the terms and conditions set forth in the Notice of Performance Restricted Stock Unit Award (including Exhibit A thereto) (the “Grant Notice”), this Performance Restricted Stock Unit Agreement (including, if applicable, the Appendix for Non-U.S. Participants) (the “Agreement”) and the Plan, the Company has granted to you the number of RSUs set forth in the Grant Notice. All capitalized terms used in this Agreement shall have the meanings assigned to them in this Agreement, the Grant Notice or the Plan. Nature of RSUs Your RSUs are bookkeeping entries. They represent only the Company’s unfunded and unsecured promise to issue shares of the Company’s Common Stock on a future date. As a holder of RSUs, you have no rights other than the rights of a general creditor of the Company. Payment for RSUs No payment is required for the RSUs that you are receiving. Vesting The RSUs vest in accordance with the vesting schedule set forth in the Grant Notice. Except as otherwise provided for in the Grant Notice, in no event will any additional RSUs vest after your Service has terminated for any reason unless expressly provided in a written agreement between you and the Company. The Company determines whether and when your Service terminates for all purposes of your RSUs. Termination of Service/Forfeiture Except as otherwise provided for in the Grant Notice, if your Service terminates for any reason, then your RSUs will be forfeited to the extent that they have not vested before the termination date and do not vest as a result of the termination of your Service. This means that any RSUs that have not vested under this Agreement will be cancelled immediately. You will receive no payment for RSUs that are forfeited. Even if your Service has not terminated, on the Expiration Date set forth in the Grant Notice (or, if sooner, upon closing of a Change in

Exhibit 10.4 Control as defined in Exhibit A to the Grant Notice), all RSUs for which the performance-based conditions have not been satisfied will be cancelled immediately. Leaves of Absence and Part-Time Work For purposes of this award, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. However, except as otherwise determined by the Company, your Service terminates when the approved leave ends, unless you immediately return to active work. If you go on an unpaid leave of absence that lasts more than thirty days, then, to the extent permitted by applicable law, the vesting schedule specified in the Grant Notice will be suspended on the thirty- first day of such unpaid leave, and this award will not vest with respect to any additional RSUs during the remainder of such leave. Vesting will resume when you return to active Service. In this regard, if the performance-based conditions applicable to any RSUs are achieved while vesting is suspended, then the performance-based conditions applicable to those RSUs will be deemed satisfied on the date vesting resumes. In addition, the Company may adjust the dates on which the service-based conditions will be satisfied in order to extend the service-based conditions by the amount of time during which vesting was suspended. If you go on a paid leave of absence, the vesting schedule specified in the Grant Notice may be suspended and/or adjusted in accordance with the Company’s leave of absence policy or the terms of your leave. If you commence working on a part-time basis, the Company may adjust the vesting schedule so that the rate of vesting is commensurate with your reduced work schedule. Settlement of RSUs Each RSU will be settled as soon as practicable on or following the date when it vests, but in any event within 60 days following the vesting date or vesting event specified in the Grant Notice (unless you and the Company have agreed in writing to a later settlement date pursuant to procedures the Company may prescribe at its discretion). In no event will you be permitted, directly or indirectly, to specify the taxable year of settlement of any RSUs subject to this award. At the time of settlement, you will receive one share of the Company’s Common Stock for each vested RSU. No fractional shares will be issued upon settlement. Section 409A Unless you and the Company have agreed to a deferred settlement date (pursuant to procedures that the Company may prescribe at its discretion), settlement of these restricted stock units is intended to be exempt from the application of Code Section 409A pursuant to Exhibit 10.4 Treasury Regulation 1.409A-1(b)(4) and shall be administered and interpreted in a manner that complies with such exception. Notwithstanding the foregoing, if it is determined that settlement of these RSUs is not exempt from Code Section 409A and the Company determines that you are a “specified employee,” as defined in the regulations under Code Section 409A at the time of your “separation from service,” as defined in Treasury Regulation Section 1.409A-1(h), then this paragraph will apply. If this paragraph applies, and the event triggering settlement is your “separation from service,” then any RSUs that otherwise would have been settled during the first six months following your “separation from service” will instead be settled on the first business day following the earlier of (i) the six-month anniversary of your separation from service or (ii) your death. Each installment of RSUs that vests is hereby designated as a separate payment for purposes of Code Section 409A. No Voting Rights or Dividends Your RSUs carry neither voting rights nor rights to cash dividends. You have no rights as a stockholder of the Company unless and until your RSUs are settled by issuing shares of the Company’s Common Stock. RSUs Nontransferable You may not sell, transfer, assign, pledge or otherwise dispose of any RSUs. For instance, you may not use your RSUs as security for a loan. In addition, regardless of any marital property settlement agreement, the Company is not obligated to recognize your former spouse’s interest in your RSUs in any way. Beneficiary Designation You may dispose of your RSUs in a written beneficiary designation if authorized by the Company and to the extent such beneficiary designation is valid under applicable law. Any beneficiary designation must be filed with the Company on the proper form. It will be recognized only if it has been received at the Company’s headquarters before your death. If you file no beneficiary designation or if none of your designated beneficiaries survives you, then your estate will receive any vested RSUs that you hold at the time of your death. Withholding Taxes Regardless of any action the Company (or, if applicable, the Parent, Subsidiary or Affiliate employing or retaining you (the “Employer”)) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items related to the participation in the Plan and legally applicable to you (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount actually withheld by the Company and/or the Employer. You further acknowledge that the Exhibit 10.4 Company and the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including, but not limited to, the grant or vesting of the RSUs, the issuance of shares upon vesting of the RSUs, the subsequent sale of shares acquired pursuant to such vesting and the receipt of any dividends and/or any dividend equivalents; and (2) do not commit to and are under no obligation to structure the terms of the RSUs or any aspect of the RSUs to reduce or eliminate your liability for Tax- Related Items or achieve any particular tax result. Further, if you are subject to tax in more than one jurisdiction, you acknowledge that the Company and/or the Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction. No shares will be distributed to you unless you have made arrangements satisfactory to the Company and/or the Employer for the payment of any Tax-Related Items that the Company and/or the Employer determine must be withheld. In this regard, you authorize the Company, at its sole discretion, to satisfy your Tax-Related Items by one or a combination of the following: • Withholding the amount of any Tax-Related Items from your wages or other cash compensation paid to you by the Company and/or the Employer. • Instructing a brokerage firm selected by the Company for this purpose to sell on your behalf a number of whole shares of Company stock to be issued to you when the RSUs are settled that the Company determines are appropriate to generate cash proceeds sufficient to satisfy the Tax-Related Items. You acknowledge that the Company or its designee is under no obligation to arrange for such sale at any particular price. Regardless of whether the Company arranges for such sale, you will be responsible for all fees and other costs of sale, and you agree to indemnify and hold the Company harmless from any losses, costs, damages or expenses relating to any such sale. • Withholding shares of Company stock that would otherwise be issued to you when the RSUs are settled equal in value to the Tax- Related Items. The fair market value of the withheld shares, determined as of the date when taxes otherwise would have been withheld in cash, will be applied to the Tax-Related Items. • Any other means approved by the Company. You agree to pay to the Company in cash any amount of Tax-Related Items that the Company does not elect to satisfy by the means described above. To the extent you fail to make satisfactory Exhibit 10.4 arrangements for the payment of any required withholding taxes, you will permanently forfeit the applicable RSUs. Restrictions on Issuance The Company will not issue any shares to you if the issuance of shares at that time would violate any law or regulation. Notwithstanding any other provision in the Plan or this Agreement, unless there is an available exemption from registration, qualification or other legal requirement applicable to the shares of Company common stock, the Company shall not be required to issue any shares to you prior to the completion of any registration or qualification of the shares under any local, state, national or federal securities law or under rulings or regulations of the Securities and Exchange Commission (“SEC”) or of any other governmental body, or prior to obtaining any approval or other clearance from any local, state, national or federal governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. You understand that the Company is under no obligation to register or qualify the Company’s shares with the SEC or any state securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the shares. Restrictions on Resale You agree not to sell any shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify. No Retention Rights Your award or this Agreement does not give you the right to be retained by the Company, a Parent, Subsidiary, or an Affiliate in any capacity. The Company and its Parents, Subsidiaries, and Affiliates reserve the right to terminate your Service at any time, with or without cause. Adjustments In the event of a stock split, a stock dividend or a similar change in Company’s Common Stock, the number of your RSUs will be adjusted pursuant to the Plan. Effect of Significant Corporate Transactions If the Company is a party to a merger, consolidation, or certain change in control transactions, then your RSUs will be subject to the applicable provisions of Article 9 of the Plan, provided that any action taken must either (a) preserve the exemption of your RSUs from Code Section 409A or (b) comply with Code Section 409A. Recoupment Policy This award, and the shares acquired upon settlement of this award, shall be subject to any Company recoupment or clawback policy in effect from time to time.

Exhibit 10.4 Applicable Law This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to its choice-of-law provisions). The Plan and Other Agreements The text of the Plan is incorporated in this Agreement by reference. The Plan, this Agreement (including, if applicable, any Appendix for Non-U.S. Participants) and the Grant Notice constitute the entire understanding between you and the Company regarding this award. Any prior agreements, commitments or negotiations concerning this award are superseded. This Agreement may be amended only by another written agreement between the parties. Language The parties hereto acknowledge that they have requested and are satisfied that this document and all related documents be drawn up in the English language. BY ACCEPTING THIS RSU AWARD, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN (INCLUDING THE TERMS OF ANY APPLICABLE APPENDIX INCORPORATED HEREIN BY REFERENCE).